Fourth Quarter and Fiscal Year 2004 Financial Results March 1, 2005 Exhibit 99.2

Mike Brochu CEO & President Larry Madden CFO & EVP Mike Dougherty VP Corp. Development & Investor Relations Executives Presenting Today

Our presentation will contain forward-looking statements within the meaning of the Safe-Harbor Provision of the Private Securities Litigation Reform Act of 1995. These include statements regarding (i) current expectations or estimates of future financial & operating results or events, (ii) industry and market trends and (iii) other market opportunities for Loudeye. Whether these come to pass is subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For additional information concerning risks that could cause such differences, please refer to our current report on Form 8-K filed earlier today, our filed reports on Form 10-Q, 10-K and our other filings with the Securities and Exchange Commission. The information included herein discusses the state of Loudeye's business as of March 1, 2005. Loudeye makes no attempt to update or correct any information covered herein during the time the webcast will be archived regardless of any subsequent events. Forward-Looking Statements

Mike Brochu CEO & President Q4 and Fiscal 2004 Overview

Q4 & Fiscal 2004 Overview Record Revenues for Q4 and FY 2004 Q4 2004: $6.5 million of revenue (up 124% from Q4 2003) Music Store Services up 87% from Q3 2004 FY 2004: $16.7 million of revenues (up 40% from FY 2003) 2005 Guidance: $35 to $40 million of revenue (est.)

Business Overview End-to-End Platform and Full Suite of Services Global Distribution Reach (200+ Customers in over 20 Countries) Massive Content Catalog Robust Technology Platform 2004 Highlights Two Strategic Acquisitions (Expanding Services, Customers and Global Reach) Power 1/3 of World's Digital Music Stores; Pioneer with Mobile Music Services to Content Owners (Content Protection & Core Services) Recent 2005 Announcements New Music Store Customer Win (Leading National Retailer) Launch of Nokia - Loudeye Collaboration First Solution for Mobile/PC Interoperability

Larry Madden Chief Financial Officer Q4 and Fiscal 2004 Financial Results

Record Revenues - Q4 2004 ($M's) Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q2E Pro Forma Net Income 2.578 3.31 2.903 2.811 2.924 1.99 3.131 5.08 6.5 15 2004

Record Revenues - Full Year 2004 ($M's) Q4 Q1 1998 1999 2000 2001 2002 2003 2004 Q4 Run-Rate Pro Forma Net Income 2.578 3.31 0.286 2.645 11.537 10.388 12.681 11.948 16.742 26.163 *Q4 Run-Rate equals Q4 2004 revenues multiplied by four. *

Deferred Revenue ($M's) Q4 Q1 Q2 Q4 Q1 Q2 Q3 Q4 Q2E Pro Forma Net Income 2.578 1 1 0.7 0.8 2.7 5.461 0 5.7 15 2004

Q4 2004 Revenue Breakdown Core Digital Media Content Protection Music Store East 2.242 0.941 1.897 West 30.6 38.6 34.6 North 45.9 46.9 45 As % of Revenue Core Services Overpeer Music Stores East 1.794 1.147 3.6 West 30.6 38.6 34.6 North 45.9 46.9 45 Q3 2004 Q4 2004 87% Sequential Quarterly Growth in Music Store Services $5.1 million $6.5 million Services

Core Digital Media Services Ingredient to Most Music Services Online Down 18% from Q3 2004 due to Lower Encoding Volumes Steady Contributor with Solid Gross Margins As % of Q4 2004 Revenue Core Services Overpeer Music Stores East 1.794 1.147 3.6 West 30.6 38.6 34.6 North 45.9 46.9 45 $1.9 million

Content Protection Services Content Protection and Promotion Services Up 22% from Q3 Gross Margins Scale Well Ancillary Benefits As % of Q4 2004 Revenue Core Services Overpeer Music Stores East 1.794 1.147 3.6 West 30.6 38.6 34.6 North 45.9 46.9 45 $1.1 million

Core Services Overpeer Music Stores East 1.794 1.147 3.6 West 30.6 38.6 34.6 North 45.9 46.9 45 Digital Music Store Services End-to-End Services for Online and Mobile Customers Up 87% from Q3 2004 3 - Part Pricing Model $0.08 - $0.15 Gross Margin per Download Key Area of Investment ~80% of our R&D Investment As % of Q4 2004 Revenue $3.5 million

Q4 2004 Financial Results Gross Margins of 30% Operating Expenses of $6.5 million Foreign Exchange Transaction Loss of $1.0 million Net Loss of $5.5 million or $0.07/share

Q4 2004 Cash Uses Total Cash* on 9/30/04 $ 25.0 million Operations (3.8) million Capital Expenditures (1.2) million Other items 0.2 million Net Financing (Dec '04 equity financing) 23.5 million Total Cash* on 12/31/04 $43.7 million * Includes cash, cash equivalents, marketable securities and restricted investments

Forward-Looking Guidance* Q4 Q1 Q2 Q3 Q4 2003 2004 Q4 LQA 2005E Q4E Q1E Q2E Pro Forma Net Income 2.578 3.31 2.903 2.811 2.924 11.948 16.742 26.163 0 35 7.3 10 15 5 0.7 ($M's) 2005 Full Year Estimated Revenue* *Note: estimates only. Forward-looking guidance is subject to a number of factors and uncertainties that could cause actual results to differ materially. See Risk Factors contained in Loudeye's SEC filings. $35-40 (est)*

Mike Brochu CEO & President Strategic Overview

2005 Strategic Overview Mobile Music Strategy & Carrier Wins U.S. Music Store Deployments Global Reach Innovation in Technology Platform Expanded Content Rights Portfolio Focus on Cost Structure and Efficiencies

Question & Answer Session

Thank You for Attending Our Fourth Quarter 2004 Conference Call